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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 4, 1997

                           THE TIMES MIRROR COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                          1-13492                          95-4481525
(STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)
      INCORPORATION)
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     TIMES MIRROR SQUARE                                           90053
     LOS ANGELES, CALIFORNIA                                    (ZIP CODE)
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700

                                     NONE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.   OTHER EVENTS.

     On March 25, 1997, The Times Mirror Company (the "Company") filed a
Registration Statement on Form S-3 (No. 333-23915), as amended by Amendment
No. 1 filed on June 26, 1997, relating to the registration under the Securities
Act of 1933, as amended, of up to an initial aggregate offering price of $250 million of debt securities, convertible debt securities, exchangeable debt securities, preferred stock, convertible preferred stock, exchangeable preferred stock, common stock, warrants, stock purchase contracts and stock purchase units of the Company, which Registration Statement was declared effective on July 8, 1997.

     On September 4, 1997, the Company entered into an Underwriting Agreement (a copy of which is attached hereto as Exhibit 1.1) with Goldman, Sachs & Co., Citicorp Securities, Inc., Merrill Lynch & Co. and Morgan Stanley & Co.
Incorporated (collectively, the "Underwriters"), pursuant to which the Company agreed to issue and sell and the Underwriters agreed, severally and not jointly, subject to certain conditions, to purchase $250,000,000 aggregate principal amount of the Company's 6.61% Debentures due September 15, 2027 (the
"Debentures") at an initial public offering price of 99.959% less underwriting discounts and commissions.

     The issuance and sale of the Debentures were completed on September 9, 1997. The Debentures were issued pursuant to an Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee (a copy of such Indenture is incorporated herein by reference to Exhibit 4.1 to the Company's
Form 8-K dated March 13, 1996).

     In connection with the issuance of the Debentures under the Indenture, the Company delivered an Officers' Certificate dated September 9, 1997 (a copy of such Officers' Certificate and the annex thereto is attached hereto as Exhibit
4.2) setting forth the terms of the Debentures.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.    Description
- -----------    -----------

    1.1 Underwriting Agreement dated September 4, 1997 among the Company and Goldman, Sachs & Co., Citicorp Securities, Inc., Merrill
               Lynch & Co. and Morgan Stanley & Co. Incorporated.

    4.1 Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Company's Form 8-K dated March 13, 1996).

                                       2
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    4.2        Officers' Certificate dated September 9, 1997 establishing the terms of the Debentures and attaching the specimen Form of
               Debenture.

    5.1 Opinion of Gibson, Dunn & Crutcher LLP regarding the legality of the securities being issued.

   12          Computation of Ratio of Earnings to Fixed Charges, Pro Forma
               Ratio of Earnings to Fixed Charges, Ratio of Earnings to Fixed
               Charges and Preferred Stock Dividends and Pro Forma Ratio of
               Earnings to Fixed Charges and Preferred Stock Dividends.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE TIMES MIRROR COMPANY


Date:  September 9, 1997                    By:    /s/ Thomas Unterman
                                                  ------------------------------
                                                       Thomas Unterman
                                                       Senior Vice President and
                                                       Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit Number      Description
- --------------      -----------

     1.1            Underwriting Agreement dated September 4, 1997 among the
                    Company and Goldman, Sachs & Co., Citicorp Securities, Inc.,
                    Merrill Lynch & Co. and Morgan Stanley & Co. Incorporated.

     4.1 Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Company's Form 8-K dated March 13,
                    1996).

     4.2 Officers' Certificate dated September 9, 1997 establishing the terms of the Debentures and attaching the specimen Form of Debenture.

     5.1 Opinion of Gibson, Dunn & Crutcher LLP regarding the legality of the securities being issued.

    12              Computation of Ratio of Earnings to Fixed Charges, Pro Forma
                    Ratio of Earnings to Fixed Charges, Ratio of Earnings to
                    Fixed Charges and Preferred Stock Dividends and Pro Forma
                    Ratio of Earnings to Fixed Charges and Preferred Stock
                    Dividends.

                                       5